UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
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      Date of Report (Date of earliest event reported): September 30, 2005

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of Registrant as specified in its charter)

                           Wireless HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

        DELAWARE                    001-16151                   13-5674085
(State or other jurisdiction   Commission File Number        (I.R.S. Employer
    of incorporation)                                       Identification No.)
                                 --------------

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
                         (Registrant's telephone number,
                              including area code)
                                 --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.     Other Events

Aether Systems, Inc. (NASDAQ: "AETH"), a component of the Wireless HOLDRS Trust, changed its name to Aether Holdings, Inc. and, as a result, it CUSIP number, on July 13, 2005. The ticker symbol did not change.

As a result of the merger of ALLTEL Corp. (NYSE: "AT") and Western Wireless Corp (NASDAQ: "WWCA"), a constituent of the Wireless HOLDRS Trust, ALLTEL Corp. replaced Western Wireless Corp. as an underlying security of the Wireless HOLDRS Trust. For the 2 shares of Western Wireless Corp. per 100 share round lot of Wireless HOLDRS, The Bank of New York received 1.07 shares of ALLTEL Corp. and $18.50 in cash. The Bank of New York distributed the cash at a rate of $0.185 per depositary share of Wireless HOLDRS on August 12, 2005.

Sprint Corporation (NYSE: "FON"), an underlying constituent of the Wireless HOLDRS Trust, changed its name to Sprint Nextel Corporation (NYSE: "S") on August 12, 2005. As a result of the merger of Nextel Communication (NASDAQ:
"NXTL") and Sprint Nextel Corporation, two of the constituents of the Wireless HOLDRS Trust, Nextel Communication will no longer be an underlying security of the Wireless HOLDRS Trust. For the 16 shares of Nextel Communication per 100 shares round lot of Wireless HOLDRS, The Bank of New York received 20.28003488 shares of Sprint Nextel Corporation and $13.54067168 in cash. The Bank of New York distributed the cash at a rate of $0.135406 per depositary share of Wireless HOLDRS on August 25, 2005.

Item 9.01.     Financial Statements and Exhibits

               (c)     Exhibits

                       99.1 Wireless HOLDRS Trust Prospectus Supplement dated September 30, 2005 to Prospectus dated October 25, 2004.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MERRILL LYNCH, PIERCE, FENNER & SMITH
                                          INCORPORATED


Date:  November 9, 2005               By /s/ Satyanarayan R. Chada
                                        -------------------------------------
                                       Name:    Satyanarayan R. Chada
                                       Title:   First Vice President



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                                  EXHIBIT INDEX

Number and Description of Exhibit
---------------------------------

(99.1) Wireless HOLDRS Trust Prospectus Supplement dated September 30, 2005 to Prospectus dated October 25, 2004.




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